

ARRIS™

Fifth Annual Needham Growth Conference

New York, NY

January 8, 2003

Bob Stanzione, President & CEO
Jim Bauer, Investor Relations

Safe Harbor

Forward looking statements: The statements in this presentation that use such words as "believe," "expect," "intend," "anticipate," "contemplate," "estimate," or "plan," or similar expressions are forward looking statements. Our business is dependent upon general economic conditions as well as competitive, technological, and regulatory developments and trends specific to our industry and customers. These conditions and events could be substantially different than we believe or expect and these differences may cause our actual results to differ materially from the forward looking statements we have made or the results which could be expected to accompany such statements. Specific factors which could cause such material differences include the following: Design or manufacturing defects in our products which could curtail sales and subject us to substantial costs for removal, replacement and reinstallation of such products; manufacturing or product development problems that we do not anticipate because of our relative experience with these activities; an inability to absorb or adjust our costs in response to lower sales volumes than we anticipate; unanticipated costs or inefficiencies from the ongoing consolidation of certain of our activities and the integration of our recent acquisition of Arris Interactive LLC; loss of key management, sales or technical employees; decisions by our larger customers to cancel contracts or orders as they are entitled to do or not to enter into new contracts or orders with us because of dissatisfaction, technological or competitive changes, changes in control or other reasons; and inability as a result of our relative experience to deliver construction services within anticipated costs and time frames which could cause loss of business, operating losses and damage claims. Other risks involve capital spending levels by our customers based in part on demand for broadband services, customer adoption of our technologies and the development and marketing of technology by our competitors. The above listing of factors is representative of the factors which could affect our forward looking statements and is not intended as an all encompassing list of such factors. In providing forward looking statements we are not undertaking any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

ARRIS Presentation Agenda….

- Current Situation
- Financial Highlights
- Growth Strategy
- Questions & Answers

ARRIS Group, Inc.

ARRIS is a leading provider of broadband access solutions to residential subscribers in markets worldwide, with technology that enables the delivery of converged video, voice and data services over HFC networks.

4Q'02 saw significant positive changes even in light of difficult times.

After four sequential quarters of improving financial results, the AT&T/Comcast merger in Q402 negatively impacted ARRIS revenues. However, quick & decisive actions have resulted in significant progress in the quarter…..

- **Continued market success of ARRIS products**
- **Sold Actives product line to Scientific Atlanta**
- **Reduced earnings breakeven point**
- **Continued to generate operating cash flows**
- **Reduced outstanding convertible notes to $24M**
- **Exited quarter with about $100M cash on hand**
- **Discontinued agency fee paid to Nortel Networks**

ARRIS Is Well Positioned to Take Advantage of Shifts in Broadband Access Network Expenditures…

Late 1990's…

- CAPEX – $60B of Labor Intensive Upgrades
- Trades, Swaps and Partnerships

2003 and Beyond…

- CAPEX for Revenue Generation – equipment intensive…
- Increased Plant Maintenance
- AT&T/Comcast Merger, Adelphia restructure…

ARRIS is in the "Sweet Spot" of future MSO Capital Expenditures With Leadership in Cable Telephony, DOCSIS 1.1 High Speed Data and the Supplies & Services necessary to maintain and operate Systems…

ARRIS

Growing Demand for Voice and Data Services

Voice

- **MSOs expected to generate over $6.5 billion in voice revenues by the end of 2005**
  - Cable Telephony is the fastest growing new revenue segment for AT&T and Cox
  - Compelling ROI
- **Cable Telephony experiencing up to 50% greater penetration levels than data in markets offering both services**
- **Reduces costly subscriber churn**

Worldwide Cable Telephony Subscribers



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2000
2001
2002
2003
2004
2005
Cable Telephony Subs
IP Cable Telephony Subs

Gartner 2002

Data

- **Worldwide cable modem subscribers expected to grow from 12.2m in 2001 to 33m by 2005, a 28% CAGR**
- **Cable provides natural market/technology advantage over DSL in residential markets**
- **DOCSIS™ 1.1 standards create platform for tiered data services**

Worldwide Cable Modem Subscribers



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Subscribers in thousands
2001
2002
2003
2004
2005

Cahners In-Stat

ARRIS

Cornerstone® Voice Cumulative Line Deployments



Cornerstone® Voice Cumulative Line Deployments
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Dec-98
Feb-99
Apr-99
Jun-99
Aug-99
Oct-99
Dec-99
Feb-00
Apr-00
Jun-00
Aug-00
Oct-00
Dec-00
Feb-01
Apr-01
Jun-01
Aug-01
Oct-01
Dec-01
Feb-02
Apr-02
Jun-02
Aug-02
Oct-02

- ~3.5M Lines Deployed - almost 16M lines HDT capacity installed
- Cox renews commitment to TDM telephony for five years
- Installed base of over 42 operators, in 101 cities, in 13 countries

ARRIS

The Broadband Future is "Everything IP Everywhere"

- **The Next Gen Broadband IP Access Networks will drive advances in three application spaces:**
  - **IP Network Edge Applications**
    - Automated service activation
    - Bandwidth efficiencies & Coding
    - Policy management & Service aggregation
  - **IP Client Devices**
    - Voice-enabled
    - Home networking – Power line and Wireless
    - Software value adds - A/V codecs, Signal Processing, CableHome
    - E-tail fulfillment
  - **IP Multimedia Content Delivery**
    - Telephony over IP
    - Unicast & Peer to Peer
    - IP Digital video on demand/PVR download







ARRIS Leads in Next-generation IP-based Voice and Data

- First vendor with chassis-based and rack mounted CMTS to be DOCSIS™ 1.1 and Euro-DOCSIS 1.1 qualified
- Comcast selects ARRIS as preferred data vendor in Michigan for next generation deployments
- Nine other announced Cadant® C-4™ data customers worldwide
- First provider of a complete DOCSIS 1.1 and Euro-DOCSIS 1.1 qualified VoIP solution for both headend and customer premise equipment
- Comcast selects ARRIS Cadant® C4™ CMTS and Touchstone™ Telephony Modems (TTMs) for first commercial deployment of VoIP in Philadelphia…
- Charter Communications selects ARRIS Cadant® C-4 CMTS for Telephony over IP (ToIP™) in Wisconsin

ARRIS

VoIP – Complicated Network Configuration



Key Distribution Controller / IP Mgmt
Media Gateway
Network Management Systems
MDU Solutions
NIU / MTA
• Packet Port™
• Touchstone™ Telephony Modem
Service Activation/ Mediation Systems
CMTS
•ARRIS/Cadant®
Soft Switch/Call Server/Network Gateways /CMS/SS7 Server
Home Networking
Access Gateway
Record Keeping Servers
Class 5 Switches
CALEA Servers
IP Network Routers

Product Relationships – Interoperability


MDU Solutions
•coaXmedia
IP Mgmt
•Core Networks
•Incognito
Media Gateway
•Convergent
•Nortel
•Sonus
Network Management Systems
•Micromuse
Service Activation/ Mediation Systems
•Ceon
•Alopa
•Telecordia
•Convergys
NIU
•ARRIS
•Tellabs
•Thomson
•Motorola
•Others
CMTS
•ARRIS/Cadant®
• Packet Port™
• Touchstone™ Telephony Modem
Soft Switch/Call Server/Network Gateways
•Convergent
•Nortel
•Nuera
•Syndeo
•Sonus
•Santera
•Cedar Point
•Gallery-ipT
•Telica
Class 5 Switches
•Nortel
•Lucent
•Siemens
•Alcatel
•Italtel
•NEC
HFC
•ARRIS
•Atoga
•BigBand
Home Networking
•NetGear
•Pace
•Proxim
IP Network
•Cisco
•Juniper
•Nortel
Access Gateway
•Nuera
•General Bandwidth

ARRIS

Well Positioned for growth of Next Generation High-Speed Data Rollouts….

- Strong customer acceptance of C4™ CMTS with 10 customers announced worldwide
- Market leading attributes of capacity, reliability, scalability and standards compliance
- Cadant® C4™ Chassis-based CMTS… now 16-downstream X 128-upstream
- Coming soon…32-downstream X 192-upstream
- Early CableLabs® & Euro-DOCSIS certification
- DOCSIS 2.0 and PacketCable 1.0 capabilities

ARRIS

ARRIS

Financial Highlights



Recent Results Provide Leading Indicators of Future Growth Potential

- Sold more HDT's in the past 3 Q's than all of 2001
- Cable telephony footprint continues to expand with 42 customers worldwide
- DOCSIS 1.1 introduction provides growing data opportunities with numbers of customers increasing worldwide
- Recent customer announcements provide visibility
  - Cox five year contract extension
  - Comcast VoIP and data annoucements
  - UGC VTR Chile Cadant C-4™ data deployment
  - Charter using Cadant C-4™ and TTMs for VoIP

ARRIS

Strong 2002 Financial Accomplishments….

- FY02 cash earnings before unusual items of between $15M to $21M
- FY02 cash earnings per share before unusual items of $0.17 to $0.25
- FY02 EBITDA before unusual items of $55M to $61M vs. $12M in 2001
- Generated $89M of net cash through Q302
- $91M convertible notes repurchased of the $115M issue
- Cash on hand estimated to be approximately $100M at EOY'02
- Inventory turns increased to 3.7 in Q302
- DSOs reduced to 65 in Q302
- No outstanding cash balance on credit revolver

2002 saw significant balance sheet improvements coupled with a sharply lowered breakeven point.

Guidance Q402…

- Revenues between $125 and $140 million
- Cash earnings (loss) before unusual items between breakeven and $(6.5) million
- Cash EPS between breakeven and $(0.08)

Additional details for Q103 when final results are announced on Feb 5, 2003….

- Financial predictability will improve post-AT&T merger
- Continued emphasis on cash management
- Steady financial improvements going forward

Results Summary and Targets

Excluding unusual items

	1999	2000	2001	Q1'02	Q2'02	Q3'02	Target
Gross Margin	19.5%	19.0%	21.8%	31.4%	32.9%	34.4%	32% - 35%
SG&A and Development	13.3%	13.6%	20.9%	24.7%	28.0%	25.4%	22% - 25%
Nortel Agency Fee*	0.0%	0.0%	0.8%	2.2%	1.8%	1.5%	0%
Operating Margin (Excluding Amortization of Goodwill and Intangibles)	6.3%	5.3%	0.1%	4.5%	4.9%	4.9%	8% - 12%

* Discontinued December 6, 2002

ARRIS

ARRIS™

Growth Strategy



Growth Plans and Options for ARRIS

- **How does ARRIS grow?**
  - Maintain strong capital structure
  - Leverage our current business
    - Fill out installed base of CBR voice telephony
    - Establish large installed base of high speed data
  - Transition to VoIP by building on market successes
  - Strengthen and grow our Telewire distribution channel
  - Expand our existing product/services portfolio

Growth Opportunities – Charting our Options



TECHNOLOGY/ APPLICATION
Voice Recognition
Home Networking
Licensing Technology
Wireless Applications
IP Video
CHANNELS
On-line
Re-seller
E-tail
ACQUISITIONS
CAPABILITIES
System Integration
#1 provider of broadband access solutions
#1 provider of installation hardware and services
CUSTOMERS
Government
Utility Companies
ISPs
RBOCs
ILECs
FORWARD INTEGRATION
Direct Marketing
System Integration
Network Installation
Network Maintenance
Network Operation
MTAs
NMS
Media Gateways
Digital Transport
Network Gateways
Service Activation
Access Gateways
Access Switches
Soft Switch
Call Servers
PRODUCTS
Europe
South America
China
Japan
GEOGRAPHY

ARRIS

Overall Strategy

- Continue to strengthen balance sheet
- Utilize operating efficiencies to drive profitability
- Enhance and leverage our technology leadership
- Capitalize on our cable industry knowledge and customer relationships
- Pursue additional strategic relationships & acquisitions

ARRIS™



QUESTIONS & ANSWERS